SUB-ITEM 77 C: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS LAST MEETING OF SHAREHOLDERS

A Special Meeting of shareholders of the Original Trusts was held on June 22, 2006. On April 21, 2006, ("Record Date") the record date for shareholders voting at the meeting, there were 1,736,997,658.629 total outstanding shares of the Huntington Funds, a Massachusetts business trust ("MA Trust").

For the MA Trust, the following items were considered by shareholders and the results of their voting are listed below. Each matter was approved for the Trust by the requisite shareholder vote.
PROPOSAL 1
To elect four Trustees.1
 NAME                      FOR                   WITHHELD
 Carl A. Nelson            1,321,200,401.942     801,716.114
 Tadd C. Seitz             1,321,285,717.942     716,400.114
 Mark D. Shary             1,321,214,681.122     787,436.934
 Thomas J. Westerfield     1,321,257,832.942     744,285.114
1 The following Trustees continued their terms: David S. Schoedinger and John
M. Shary.
PROPOSAL 2
To ratify the selection of Ernst & Young LLP as the Trust's independent auditors.
 FOR                   AGAINST      ABSTAIN
 1,320,264,834.606     811,187.388  926,096.062

On the record date for shareholders voting at the meeting, the total outstanding shares for each Fund was as follows:

                                           FUND                               OUTSTANDING SHARES ON THE RECORD DATE
  Huntington Florida Tax-Free Money Market Fund                                                          18,411,133.000
                   Huntington Money Market Fund                                                         819,754,634.847
    Huntington Ohio Municipal Money Market Fund                                                         183,232,076.610
                                   Huntington U.S. Treasury Money Market Fund                           595,086,952.660
               Huntington Dividend Capture Fund                                                          11,272,785.358
                         Huntington Growth Fund                                                           6,168,024.813
                  Huntington Income Equity Fund                                                           6,473,834.707
           Huntington International Equity Fund                                                          17,768,679.650
                      Huntington Macro 100 Fund                                                           3,075,025.685
               Huntington Mid Corp America Fund                                                      10,206,052,657
                    Huntington New Economy Fund                                                           6,026,511.769
               Huntington Rotating Markets Fund                                                           2,902,755.322
                Huntington Situs Small Cap Fund                                                           4,841,511.327
        Huntington Fixed Income Securities Fund                                                           8,434,031.700
 Huntington Intermediate Government Income Fund                                                          10,876,778.332
              Huntington Michigan Tax Free Fund                                                           2,439,336.805
            Huntington Mortgage Securities Fund                                                           9,599,934.383
                  Huntington Ohio Tax Free Fund                                                           2,455,658.211
Huntington Short/Intermediate Fixed Income Securities Fund                                                5,989,119.173

For a Fund, the following items were considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved by the requisite shareholder vote.
PROPOSAL 3
(a) To amend or eliminate a Fund's fundamental investment policy regarding diversification.

FUND                                                                      FOR             AGAINST       ABSTAINED     BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000         21,561.000    21,561.000
                   Huntington Money Market Fund                           483,422,878.810 1,475,412.230 1,266,026.390 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           98,652,415.260  211,783.300   1,124,135.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,369,999.710 228,399.000   103,609.000   54,651,541.000
Fund
               Huntington Dividend Capture Fund                           8,941,509.860   19,572.026    14,889.000    12,222,989.000
                         Huntington Growth Fund                           5,540,897.687   2,829.472     5,964.009     251,879.000
                  Huntington Income Equity Fund                           5,661,952.256   73,239.668    8,555.000     399,124.000
           Huntington International Equity Fund                           16,187,176.112  406,603.000   3,261.000     279,074.000
                      Huntington Macro 100 Fund                           2,214,668.594   8,434.000     1,022.000     637,063.000
               Huntington Mid Corp America Fund                           9,074,963.223   194,765.000   6,377.000     744,509.000
                    Huntington New Economy Fund                           5,288,048.989   1,041.000     1,651.000     555,150.000
               Huntington Rotating Markets Fund                           2,694,050.995   0.000.000     0.000.000     137,948.000
                Huntington Situs Small Cap Fund                           4,083,879.419   219,999,000   3,921.000     399,773.000
        Huntington Fixed Income Securities Fund                           7,380,894.457   55,152.317    12,249.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,587,968.195  3,336.437     99.000        136,897.000
              Huntington Michigan Tax Free Fund                           1,879,090.452   1.363         4,721.133     225,487.000
            Huntington Mortgage Securities Fund                           9,075,708.492   108,956.600   502.000       195,387.000
                  Huntington Ohio Tax Free Fund                           2,128,625.850   14,347.921    16,185.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,529.974   6,992.996     55.207        47,144.000

(b) To amend a Fund's fundamental investment policy regarding concentration.

FUND                                                                     FOR                AGAINST     ABSTAINED     BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                          18,419,572.000     0.000.000   21,561.000    21,561.000
                   Huntington Money Market Fund                          482,991,599.320    854,754.170 2,317,963.940 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                          98,668,356.260     195,842.300 1,124,135.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market 473,560,699.710    37,699.000  103,609.000   54,651,541.000
Fund
                         Huntington Growth Fund                          5,540,828.132      4,181.027   4,682.009     251,879.000
                  Huntington Income Equity Fund                          5,729,096.561      5,756.363   8,894.000     399,124.000
        Huntington Fixed Income Securities Fund                          7,429,501.457      5,811.317   12,983.549    190,297.000
 Huntington Intermediate Government Income Fund                          10,584,171.425.195 6,647.207   585.000       136,897.000
              Huntington Michigan Tax Free Fund                          1,874,322.322      4,769.493   4,721.133     225,487.000
            Huntington Mortgage Securities Fund                          9,175,993.492      7,614.600   1,559.000     195,387.000
                  Huntington Ohio Tax Free Fund                          2,120,077.819      22,895.952  16,185.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund               5,785,529.974      6,992.996   55.207        47,144.000

(c) To amend a Fund's fundamental investment policy regarding issuing senior securities.

FUND                                                                      FOR             AGAINST       ABSTAINED     BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000.000     21,561.000    21,561.000
                   Huntington Money Market Fund                           482,231,136.610 1,514,460.280 2,418,720.540 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           97,066,808.260  1,797,390.300 1,124,135.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,353,934.710 244,464.000   103,609.000   54,651,541.000
Fund
                         Huntington Growth Fund                           5,540,255.222   4,365.937     5,070.009     251,879.000
                  Huntington Income Equity Fund                           5,657,973.561   77,298.363    8,475.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,379,593.457   56,130.317    12,572.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,585,051.166  6,253.466     99.000        136,897.000
              Huntington Michigan Tax Free Fund                           1,871,122.560   6,726.875     5,963.513     225,487.000
            Huntington Mortgage Securities Fund                           9,075,220.492   108,954.600   990.000       195,387.000
                  Huntington Ohio Tax Free Fund                           2,120,077.819   22,895.952    16,185.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,529.974   6,992.996     55.207        47,144.000

(d) To amend a Fund's fundamental investment policy regarding lending.

FUND                                                                      FOR             AGAINST       ABSTAINED     BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000.000     21,561.000    21,561.000
                   Huntington Money Market Fund                           482,561,345.160 1,514,460.280 2,418,720.540 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           97,036,329.260  1,827,869.300 1,124,135.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,576,688.710 21,710.000    103,609.000   54,651,541.000
Fund
                         Huntington Growth Fund                           5,538,638.474   4,616.685     6,436.009     251,879.000
                  Huntington Income Equity Fund                           5,729,094.256   5,686.668     8,966.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,427,160.457   5,278.317     15,857.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,585,051.166  6,253.466     99.000        136,897.000
              Huntington Michigan Tax Free Fund                           1,874,323.685   4,768.130     4,721.133     225,487.000
            Huntington Mortgage Securities Fund                           9,177,164.492   7,012.600     990.000       195,387.000
                  Huntington Ohio Tax Free Fund                           2,128,413.850   14,559.921    16,185.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,529.974   6,992.996     55.207        47,144.000

(e) To amend a Fund's fundamental investment policy regarding borrowing money.

FUND                                                                      FOR             AGAINST       ABSTAINED     BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000         21,561.000    21,561.000
                   Huntington Money Market Fund                           481,541,964.400 2,085,158.940 2,537,194.090 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           97,036,329.260  1,827,869.300 1,124,135.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,353,934.710 244,464.000   103,609.000   54,651,541.000
Fund
                         Huntington Growth Fund                           5,538,186.995   5,068.164     6,436.009     251,879.000
                  Huntington Income Equity Fund                           5,657,455.256   76,905.668    9,386.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,375,575.516   59,483.258    13,237.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,584,565.166  6,739.466     99.000        136,897.000
              Huntington Michigan Tax Free Fund                           1,869,776.078   6,011.873     8,024.997     225,487.000
            Huntington Mortgage Securities Fund                           9,073,016.492   111,079.600   1,071.000     195,387.000
                  Huntington Ohio Tax Free Fund                           2,128,413.850   14,559.921    16,185.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,529.974   7,260.996     55.207        47,144.000

(f) To amend a Fund's fundamental investment policy regarding investing in commodities.

FUND                                                                      FOR             AGAINST       ABSTAINED     BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000         21,561.000    21,561.000
                   Huntington Money Market Fund                           482,035,242.510 2,211,356.620 1,917,718.300 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           96,728,486.260  2,135,712.300 1,124,135.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,560,661.710 141,346.000   0.000         54,651,541.000
Fund
                         Huntington Growth Fund                           5,540,219.557   4,224.602     5,247.009     251,879.000
                  Huntington Income Equity Fund                           5,727,242.561   7,332.363     9,172.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,429,503.516   6,289.258     12,503.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,584,565.166  6,739.466     99.000        136,897.000
              Huntington Michigan Tax Free Fund                           1,877,133.070   1,958.745     4,721.133     225,487.000
            Huntington Mortgage Securities Fund                           9,176,562.492   7,614.600     990.000       195,387.000
                  Huntington Ohio Tax Free Fund                           2,119,865.819   22,865.952    16,397.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,529.974   6,992.996     55.207        47,144.000

(g) To amend a Fund's fundamental investment policy regarding investments in real estate.

FUND                                                                      FOR             AGAINST       ABSTAINED     BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000         21,561.000    21,561.000
                   Huntington Money Market Fund                           482,710,496.440 1,632,582.280 1,821,238.710 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           97,066,808.260  1,797,390.300 1,124,135.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,582,371.710 16,027.000    103,609.000   54,651,541.000
Fund
                         Huntington Growth Fund                           5,539,755.197   4,399.416     5,536.555     251,879.000
                  Huntington Income Equity Fund                           5,730,220.256   4,363.668     9,163.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,430,454.516   5,338.258     12,503.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,585,051.166  6,253.466     99.000        136,897.000
              Huntington Michigan Tax Free Fund                           1,877,133.070   1,958.745     4,721.133     225,487.000
            Huntington Mortgage Securities Fund                           9,177,652.492   7,012.600     502.000       195,387.000
                  Huntington Ohio Tax Free Fund                           2,128,625.850   14,347.921    16,185.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,529.974   6,992.996     55.207        47,144.000

(h) To amend a Fund's fundamental investment policy regarding underwriting securities.

FUND                                                                      FOR             AGAINST       ABSTAINED     BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000         21,561.000    21,561.000
                   Huntington Money Market Fund                           481,108,950.960 2,605,791.000 2,449,575.470 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           97,097,406.600  1,766,791.960 1,124,135.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,375,606.710 222,792.000   103,609.000   54,651,541.000
Fund
                         Huntington Growth Fund                           5,538,841.928   4,371.685     6,477.555     251,879.000
                  Huntington Income Equity Fund                           5,658,294.561   76,373.363    9,079.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,376,370.457   56,548.317    15,377.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,584,565.166  6,739.466     99.000        136,897.000
              Huntington Michigan Tax Free Fund                           1,871,018.458   4,769.493     8,024.997     225,487.000
            Huntington Mortgage Securities Fund                           9,074,537.492   109,525.600   1,071.000     195,387.000
                  Huntington Ohio Tax Free Fund                           2,118,678.819   24,294.952    16,185.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,529.974   6,992.996     55.207        47,144.000

(i) To amend a Fund's fundamental investment policy regarding pledging, mortgaging or hypothecating assets.

FUND                                                                      FOR             AGAINST       ABSTAINED     BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000         21,561.000    21,561.000
                   Huntington Money Market Fund                           480,419,853.640 3,538,436.490 2,206,027.300 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           96,728,488.260  2,135,710.300 1,124,135.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,353,934.710 244,464.000   103,609.000   54,651,541.000
Fund
                         Huntington Growth Fund                           5,536,479.723   4,906.890     8,304.555     251,879.000
                  Huntington Income Equity Fund                           5,656,431.550   77,605.374    9,710.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,375,979.516   56,548.317    15,377.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,584,565.166  6,739.466     99.000        136,897.000
              Huntington Michigan Tax Free Fund                           1,867,818.696   7,969.255     8,024.997     225,487.000
            Huntington Mortgage Securities Fund                           9,074,537.492   109,558.600   1,071.000     195,387.000
                  Huntington Ohio Tax Free Fund                           2,118,678.819   24,294.952    16,185.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,261.974   7,260.996     55.207        47,144.000

PROPOSAL 4
(a) To eliminate a Fund's fundamental investment policy regarding investing in illiquid securities.

FUND                                                                      FOR             AGAINST       ABSTAINED     BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000         21,561.000    21,561.000
                   Huntington Money Market Fund                           480,933,171.220 3,538,436.490 2,206,027.300 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           96,963,481.260  1,900,294.300 1,124,558.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,457,542.710 244,465.000   0.000         54,651,541.000
Fund
                         Huntington Growth Fund                           5,539,040.784   4,649.375     6,001.009     251,879.000
                  Huntington Income Equity Fund                           5,657,796.561   76,787.363    9,163.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,376,456.457   61,192.317    10,647.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,587,482.195  3,336.437     585.000       136,897.000
              Huntington Michigan Tax Free Fund                           1,875,786.588   1.363         8,024.997     225,487.000
            Huntington Mortgage Securities Fund                           9,074,537.492   109,525.600   1,104.000     195,387.000
                  Huntington Ohio Tax Free Fund                           2,119,678.819   23,107.952    16,185.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,529.974   6,992.996     55.207        47,144.000

(b) To eliminate a Fund's fundamental investment policy regarding investments in new issuers.

FUND                                                                      FOR             AGAINST       ABSTAINED     BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000         21,561.000    21,561.000
                   Huntington Money Market Fund                           481,512,851.380 2,333,980.790 2,317,485.260 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           98,629,355.260  234,843.300   1,124,558.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,664,269.710 37,738.000    0.000         54,651,541.000
Fund
                         Huntington Growth Fund                           5,539,712.345   3,745.814     6,233.009     251,879.000
                  Huntington Income Equity Fund                           5,726,485.561   7,993.363     9,268.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,428,488.457   4,009.317     15,708.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,584,171.425  6,647.207     585.000       136,897.000
              Huntington Michigan Tax Free Fund                           1,874,322.322   4,769.493     4,721.133     225,487.000
            Huntington Mortgage Securities Fund                           9,176,481.492   7,581.600     1,104.000     195,387.000
                  Huntington Ohio Tax Free Fund                           2,120,077.819   22,895.952    16,185.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,261.974   7,260.996     55.207        47,144.000

(c) To eliminate a Fund's fundamental investment policy regarding purchases on margin.

FUND                                                                      FOR             AGAINST       ABSTAINED     BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000         21,561.000    21,561.000
                   Huntington Money Market Fund                           480,764,884.430 3,120,827.250 2,278,605.750 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           97,036,331.260  1,827,867.300 1,124,135.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,457,542.710 244,465.000   0.000         54,651,541.000
Fund
                         Huntington Growth Fund                           5,538,438.880   5,251.279     6,001.009     251,879.000
                  Huntington Income Equity Fund                           5,655,115.561   79,321.363    9,310.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,376,456.457   59,005.317    12,834.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,584,171.425  7,133.207     99.000        136,897.000
              Huntington Michigan Tax Free Fund                           1,869,061.076   6,726.875     8,024.997     225,487.000
            Huntington Mortgage Securities Fund                           9,073,202.002   110,894.090   1,071.000     195,387.000
                  Huntington Ohio Tax Free Fund                           2,120,077.819   22,895.952    16,185.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,261.974   7,260.996     55.207        47,144.000

(d) To eliminate a Fund's fundamental investment policy regarding short selling.

FUND                                                                      FOR             AGAINST       ABSTAINED     BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000         21,561.000    21,561.000
                   Huntington Money Market Fund                           478,114,311.560 5,688,521.570 2,361,484.300 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           96,953,142.260  1,838,205.300 1,196,986.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  472,015,774.710 1,582,625.000 0103,608.000  54,651,541.000
Fund
                         Huntington Growth Fund                           5,537,691.197   5,206.416     6,793.555     251,879.000
                  Huntington Income Equity Fund                           5,655,692.561   78,744.363    9,310.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,376,396.516   59,065.258    12,834.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,584,565.166  6,739.466     99.000        136,897.000
              Huntington Michigan Tax Free Fund                           1,869,061.076   6,726.875     8,024.997     225,487.000
            Huntington Mortgage Securities Fund                           9,073,537.492   110,127.600   502.000       195,387.000
                  Huntington Ohio Tax Free Fund                           2,119,478.819   22,895.952    16,784.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,261.974   7,260.996     55.207        47,144.000

(e) To eliminate a Fund's fundamental investment policy regarding certain transactions with "Interested Persons" of the Fund.

FUND                                                                      FOR             AGAINST       ABSTAIN       BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000.000     0.000.000     21,561.000
                   Huntington Money Market Fund                           480,779,917.620 3,105,824.050 2,278,575.760 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           97,026,049.260  1,827,503.300 1,124,781.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,364,127.710 1,337,880.000 0.000.000     54,651,541.000
Fund
                         Huntington Growth Fund                           5,537,878.793   5,206.416     6,793.555     251,879.000
                  Huntington Income Equity Fund                           6,657,750.561   77,178.363    8,818.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,376,650.516   59,065.258    12,580.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,584,565.166  6,739.466     99.000        136,897.000
              Huntington Michigan Tax Free Fund                           1,869,061.076   6,726.875     8,024.997     225,487.000
            Huntington Mortgage Securities Fund                           9,073,202.002   111,463.090   502.000       195,387.000
                  Huntington Ohio Tax Free Fund                           2,119,478.819   23,107.952    16,572.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,261.974   7,260.996     55.207        47,144.000

(f) To eliminate a Fund's fundamental investing in issuers owned by officers and Trustees.

FUND                                                                      FOR             AGAINST       ABSTAIN       BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000.000     0.000.000     21,561.000
                   Huntington Money Market Fund                           480,444,188.440 3,330,774.060 2,389,354.930 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           96,645,133.260  2,218,642.300 1,124,558.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,364,127.710 1,337,880.000 0.000.000     54,651,541.000
Fund
                         Huntington Growth Fund                           5,534,773.213   6,460.400     8,457.555     251,879.000
                  Huntington Income Equity Fund                           5,657,992.561   77,397.363    8,357.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,365,536.516   59,475.258    23,284.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,581,697.425  7,133.207     2,573.000     136,897.000
              Huntington Michigan Tax Free Fund                           1,869,061.076   6,726.875     8,024.997     225,487.000
            Huntington Mortgage Securities Fund                           9,074,537.492   110,127.600   502.000       195,387.000
                  Huntington Ohio Tax Free Fund                           2,119,478.819   23,107.952    16,572.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,261.974   7,260.996     55.207        47,144.000

(g) To eliminate a Fund's fundamental investment policy regarding purchasing securities of other investment companies.

FUND                                                                      FOR             AGAINST       ABSTAIN       BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000.000     0.000.000     21,561.000
                   Huntington Money Market Fund                           481,767,393.970 2,146,952.220 2,249,971.240 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           97,049,501.260  213,371.300   2,725,461.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  473,560,698.710 141,309.000   0.000.000     54,651,541.000
Fund
                         Huntington Growth Fund                           5,540,099.557   3,843.602     5,748.009     251,879.000
                  Huntington Income Equity Fund                           5,728,852.561   6,271.363     8,623.000     399,124.000
        Huntington Fixed Income Securities Fund                           7,429,705.516   5,756.258     12,834.549    190,297.000
 Huntington Intermediate Government Income Fund                           10,587,482.195  3,822.437     99.000        136,897.000
              Huntington Michigan Tax Free Fund                           1,867,818.076   7,969.255     8,024.997     225,487.000
            Huntington Mortgage Securities Fund                           9,177,050.492   7,614.600     502.000       195,387.000
                  Huntington Ohio Tax Free Fund                           2,120,077.819   22,895.952    16,185.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,785,261.974   7,260.996     55.207        47,144.000

PROPOSAL 5
(a) To amend the Huntington Income Equity Fund's fundamental investment objective.

FUND                                            FOR           AGAINST   ABSTAIN   BROKER NON-VOTES
                  Huntington Income Equity Fund 5,731,803.924 2,771.000 9,172.000 399,124.000

PROPOSAL 6
(a) To approve the proposed Agreement and Plan of Reorganization, whereby the MA Trust is reorganized as a Delaware business trust.

FUND                                                                      FOR             AGAINST       ABSTAIN       BROKER NON-
                                                                                                                      VOTES
  Huntington Florida Tax-Free Money Market Fund                           18,419,572.000  0.000.000     0.000.000     21,561.000
                   Huntington Money Market Fund                           480,750,740.710 3,353,528.080 2,060,048.640 78,300,141.000
    Huntington Ohio Municipal Money Market Fund                           98,760,882.600  103,315.960   1,124,135.110 6,506,278.000
                                   Huntington U.S. Treasury Money Market  472,363,809.710 1,338,198.000 0.000.000     54,651,541.000
Fund
               Huntington Dividend Capture Fund                           8,953,365.886   12,638.000    9,967.000     2,222,989.000
                         Huntington Growth Fund                           5,541,351.155   1,523.458     6,816.555     251,879.000
                  Huntington Income Equity Fund                           5,732,910.924   1,317.000     9,519.000     399,124.000
           Huntington International Equity Fund                           16,592,232.112  1,775.000     3,033.000     279,074.000
                      Huntington Macro 100 Fund                           2,191,339.594   30,191.000    2,594.000     637,063.000
               Huntington Mid Corp America Fund                           9,271,997.223   709.000       3,399.000     744,509.000
                    Huntington New Economy Fund                           5,287,441.982   991.000       2,308.000     550,150.000
               Huntington Rotating Markets Fund                           2,693,731.995   0.000.000     319.000       137,948.000
                Huntington Situs Small Cap Fund                           4,304,935.419   909,000       1,955.000     399,773.000
        Huntington Fixed Income Securities Fund                           7,435,556.163   1,518.000     11,222.160    190,297.000
 Huntington Intermediate Government Income Fund                           10,586,836.080  4,468.552     99.000        136,897.000
              Huntington Michigan Tax Free Fund                           1,866,806.651   7,969.255     9,037.042     225,487.000
            Huntington Mortgage Securities Fund                           9,180,375.092   3,721.000     1,071.000     195,387.000
                  Huntington Ohio Tax Free Fund                           2,141,574.771   1,399.000     16,185.000    110,958.000
Huntington Short/Intermediate Fixed Income Securities Fund                5,792,522.970   0.000.000     55.207        47,144.000

The Definitive Proxy Statement for this Special Meeting was filed with the Securities and Exchange Commission on May 3, 2006 and is incorporated by reference. (File No. 811-05010)